EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 USC, SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Rhino Bitcoin Inc. (the “Company”) on Form 10-K for the fiscal year ended July 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Lyle Hauser, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 13, 2025	/s/ Lyle Hauser
By: Lyle Hauser
Its: Chief Executive Officer
(Principal Executive Officer and Principal Financial Officer)